UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

____________________

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

November 20, 2015

ag&e holdings, INC.

(Exact name of registrant as specified in its charter)

____________________

Illinois	1-8250	36-1944630
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9500 West 55th Street, Suite A, McCook, Illinois

(Address of principal executive offices)

(708) 290 2100

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act.

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Renee Zimmerman, the Senior Vice President, Secretary, Treasurer and Chief Financial Officer of AG&E Holdings, Inc. (the “Company”) since October 1, 2014, resigned from that position effective as of December 8, 2015. The Company has not yet named a new chief accounting or chief financial officer but has begun a search for a replacement.

Item 8.01 Other Events

The Company also issued the attached press release on this date, a copy of which is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item in its entirety.

Attached hereto as Exhibit 99.1 is a copy of the press release.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release dated November 20, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AG&E HOLDINGS, INC.

By:	/s/ Renee Zimmerman
Name: Renee Zimmerman
Title: Chief Financial Officer

Dated: November 20, 2015